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                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, Raymond W. Braun, the Chief Financial Officer of Health Care REIT, Inc. (the "Company"), certify that (i) the Annual Report on Form 10-K for the Company for the year ended December 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /S/ RAYMOND W. BRAUN
                                                -----------------------------
                                                Raymond W. Braun
                                                Chief Financial Officer
                                                Dated: March 10, 2003


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